EXHIBIT 32.02

SECTION 1350 CERTIFICATION

In connection with this annual report of ML Principal Protection L.P. ( the “Company”) on Form 10-K for the fiscal year ended December 31, 2005 filed with the Securities and Exchange Commission on the date hereof (this “Report”), I, Michael L. Pungello, Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant of the Sarbanes-Oxley Act of 2002, that:

1. This Report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2006

By	/s/ MICHAEL L. PUNGELLO
Michael L. Pungello
Vice President, Chief Financial Officer
and Treasurer
(Principal Financial and Accounting Offi)